THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
Lincoln ChoicePlusSM II Bonus

Supplement dated December 13, 2024 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2024

This Supplement clarifies certain information that is stated incorrectly in your Lincoln ChoicePlusSM II Bonus variable annuity prospectus.

Optional Benefit Expenses. The i4LIFE® Advantage charge rate for certain contracts is understated in error in the fee table of your prospectus. The footnote below clarifies that charge rate and replaces the current i4LIFE® Advantage footnote in your prospectus:

Optional Benefit Expenses	Single Life	Joint Life
i4LIFE® Advantage[6]
Current Charge …………………………………………….……………….	0.40%	0.40%
6 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage and is added to your base contract expense. The i4LIFE® Advantage charge rate is 0.45% for contracts with the EGMDB. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 1.65% during the Lifetime Income Period. See Charges and Other Deductions – i4LIFE® Advantage Charge in your prospectus for more information.

The charge for i4LIFE® Advantage is stated correctly in your Contract. Please refer to your Contract Specifications page for information about the specific fees you will pay each year based on the options you have elected.

Please retain this Supplement for future reference.